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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                    Date of Report:          OCTOBER 16, 2002



                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                                     0-20159
                            (Commission File Number)



                  OHIO                                  31-1073048
     (State or other jurisdiction of                  (IRS employer
              incorporation)                        Identification No.)



     323 CROGHAN STREET, FREMONT, OHIO                     43420
  (Address of principal executive offices)               (Zip Code)



                                 (419)-332-7301
              (Registrant's telephone number, including area code)





This document contains 3 pages.


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                            CROGHAN BANCSHARES, INC.

Item 5 - Other Events and Regulation FD Disclosure


Mr. K. Brian Pugh announced his retirement from the Board of Directors of Croghan Bancshares, Inc. ("Croghan") and The Croghan Colonial Bank (the "Bank") effective on November 1, 2002. Mr. Pugh's letter dated September 30, 2002 was accepted, with regret, by the Board of Directors at their October 15 meeting. Mr. Pugh was appointed to both the Croghan and Bank Boards on August 13, 1996, immediately following Croghan's acquisition of Union Bancshares Corp.





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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CROGHAN BANCSHARES, INC.
                                                 (Registrant)


                                          by:  /s/ Steven C. Futrell
                                              Steven C. Futrell, President & CEO


Date:    October 16, 2002